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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)  SEPTEMBER 22, 2000

                                  LYCOS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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
           DELAWARE                                                       04-3277338
(STATE OR OTHER JURISDICTION OF           (COMMISSION                  (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)           FILE NUMBER)                 IDENTIFICATION NO.)
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                             400-2 TOTTEN POND ROAD
                          WALTHAM, MASSACHUSETTS 02451
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE  (781) 370-2700

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ITEM 5.  OTHER EVENTS

     Attached to this Form 8-K are the audited financial statements of Lycos, Inc. as of July 31, 2000 and 1999 and for the three years ended July 31, 2000 that have previously been included in the Proxy Statement of Lycos, Inc. on
Schedule 14A filed on September 22, 2000.

ITEM 7.  FINANCIAL STATEMENT, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a)  Not applicable

     (b)  Not applicable

     (c)  Exhibits

         23.1  Independent Accountants' Consent

         99.1 Audited Financial Statements as of July 31, 2000 and 1999 and for the three years ended July 31, 2000.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          LYCOS, INC.

Date: September 22, 2000        By: /s/ THOMAS E. GUILFOILE
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                                    Thomas E. Guilfoile
                                    Vice President of Finance
                                    And Administration

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                               INDEX TO EXHIBITS

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Exhibit 23.1  Consent of Independent Accounts
Exhibit 99.1 Audited Financial Statements as of July 31, 2000 and 1999 and for the three years ended July 31, 2000
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